TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME [Abstract]
Schedule of Deferred Income Taxes
b.	Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2011	2012
Deferred tax assets:
Net operating loss and capital loss carry forward	$37,126	$38,083
Valuation allowance	(37,069)	(38,083)

Deferred tax asset	57	-

Deferred tax liability - increase in fair value of investment	(57)	-

Net deferred tax asset	$-	-